UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2025

Siebert Financial Corp.

(Exact name of registrant as specified in its charter)

New York	0-5703	11-1796714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

653 Collins Avenue, Miami Beach, FL	33139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 385-1861

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $0.01 par value	SIEB	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On October 28, 2025, Siebert Financial Corp. (the “Company”) entered into Membership Interest Purchase Agreements with certain employees, directors and affiliates of the Company and RISE Financial Services, LLC (“RISE”), a subsidiary of the Company, pursuant to which the Company purchased the remaining 32% of the limited liability membership interests in RISE that the Company did not previously own, including 24% that were owned by Gloria E. Gebbia, a director of the Company. The aggregate purchase price was $3.7 million. Following the consummation of the transactions, RISE is a wholly-owned subsidiary of the Company.

The purpose of this transaction is to effect a capital restructuring of RISE within the Company’s consolidated group and to support potential strategic opportunities at RISE. The purchase price was the carrying value of each membership interest acquired and, therefore, represented a return of capital to the selling holders. The purchase price was the same for employees and non-employee holders; continued employment was not a condition to receive proceeds and there were no side agreements, liquidity support or other non-equity consideration expected. RISE has been largely inactive since its acquisition; however, the Company believes that its 100% ownership of RISE benefits the Company’s shareholders as the Company positions itself to evaluate and pursue future opportunities at RISE.

The foregoing description of the Membership Interest Purchase Agreements does not purport to be complete and is subject, and qualified by reference, to the full text of the Form of Membership Interest Purchase Agreement, a copy of which is filed as Exhibit 10.51 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.51	Form of Membership Interest Purchase Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 31, 2025	SIEBERT FINANCIAL CORP.

	By	/s/ Andrew H. Reich
Andrew H. Reich
Executive Vice President, Chief Operating Officer, Chief Financial Officer, and Secretary (Principal financial and accounting officer)

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